UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2024

Alpha Cognition Inc.

(Exact name of registrant as specified in its charter)

British Columbia	333-278997	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 - 750 West Pender Street Vancouver, British Columbia	V6C 2T8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  604-564-9244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 8, 2024, Alpha Cognition Inc. (the “Company”) appointed Mr. Jay Yoo to act as the Company’s interim Principal Accounting and Financial Officer effective October 2, 2024.

Mr. Yoo, 47, has over 20 years of accounting and finance experience across technology, automotive, real estate, insurance, and consumer goods industries in Southern California. For the last 4 years, Mr. Yoo work as a financial reporting consultant for multiple publicly traded and privately held clients. Before entering the consulting role, Mr. Yoo served as Vice President, finance and accounting for a $4 billion healthcare REIT in Orange County, CA from 2017 to 2020. Mr. Yoo also served in various finance and accounting roles for large companies such as Hyundai Motor America, Ingram Micro, and Western Digital. Mr. Yoo is a certified Public Accountant in the state of California since 2007.

Mr. Yoo currently is a consultant at CFO Vertical, LLC (“CFO Vertical”), since September 2024. CFO Vertical is an accounting and finance resource firm providing interim CFO and controller solutions. The Company engaged CFO Vertical to provide interim principal accounting and finance support.

Mr. Yoo is not related by family to any director or other officer of the Company. There are no arrangements or understandings between Mr. Yoo and any other person pursuant to which he was selected as an officer. There are no transactions between the Company and Mr. Yoo required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company previously announced the resignation of Mr. Don Kalkofen as Chief Financial Officer on August 27, 2024, effective October 1, 2024. The Company had announced that Mr. Kalkofen would provide part-time services to the Company from October 1, 2024 through November 30, 2024. However, the Company and Mr. Kalkofen have mutually agreed that his services will not be needed in this transition period.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA COGNITION INC.

	By:	/s/ Michael McFadden
Michael McFadden
Chief Executive Officer
Dated: October 9, 2024